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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) October 10, 1995
                                                 ----------------


                            SUMMIT TECHNOLOGY, INC.
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               (Exact Name of Registrant as Specified in Charter)

        MASSACHUSETTS               0-16937             04-2897945
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(State or Other Jurisdiction      (Commission         (IRS Employer
      of Incorporation)           File Number)      Identification No.)

                                21 HICKORY DRIVE
                          WALTHAM, MASSACHUSETTS 02154
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code (617) 890-1234
                                                   --------------
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ITEM 5.  OTHER EVENTS.


        On October 10, 1995 the Company reported its Third Quarter 1995 Financial Results. A copy of the press release issued by the Company announcing these Financial Results is attached as Exhibit 1 and incorporated by reference.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUMMIT TECHNOLOGY, INC.


                                        BY: /s/ David F. Muller
                                            --------------------------
                                            David F. Muller, President


DATE: October 10, 1995